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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 2, 2000 relating to the financial statements, which appear in Mercator Software, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the references to us under the headings "Experts" in such Registration Statement.



                                                /s/ KPMG LLP
                                                -------------
                                                KPMG LLP

Date